UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2020 (May 28, 2020)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 521-4052
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 28, 2020, 1847 Asien Inc., a subsidiary of 1847 Holdings LLC (the “Company”), acquired all of the issued and outstanding capital stock of Asien’s Appliance, Inc., a California corporation (“Asien”), pursuant to a Stock Purchase Agreement, dated March 27, 2020, among 1847 Asien Inc., Asien, the Company and Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen, as Trustees of the Wilhelmsen Family Trust, U/D/T dated May 1, 1992, as amended.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Form 8-K that the Company filed on June 3, 2020 to include the financial statements of the business acquired as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Asien for the years ended December 31, 2019 and 2018 and the accompanying notes thereto are filed as Exhibit 99.1 attached hereto and are incorporated by reference herein.

The unaudited financial statements of Asien for the three months ended March 31, 2020 and 2019 and the accompanying notes thereto are filed as Exhibit 99.2 attached hereto and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma combined financial information giving effect to the acquisition is filed as Exhibit 99.3 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Stock Purchase Agreement, dated March 27, 2020, by and among 1847 Holdings LLC, 1847 Asien Inc., Asien’s Appliance, Inc. and Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen, as trustees of the Wilhelmsen Family Trust, U/D/T Dated May 1, 1992. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on June 3, 2020)
10.2	Amendment No. 1 to Stock Purchase Agreement, dated May 28, 2020, by and among 1847 Holdings LLC, 1847 Asien Inc., Asien’s Appliance, Inc. and Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen, as trustees of the Wilhelmsen Family Trust, U/D/T Dated May 1, 1992 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on June 3, 2020)
10.3	8% Subordinated Amortizing Promissory Note, dated May 28, 2020, issued by 1847 Asien Inc. to Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen, as trustees of the Wilhelmsen Family Trust, U/D/T Dated May 1, 1992. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on June 3, 2020)
10.4	Demand Promissory Note issued by 1847 Asien Inc. to Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen, as trustees of the Wilhelmsen Family Trust, U/D/T Dated May 1, 1992. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on June 3, 2020)
10.5	Management Services Agreement, dated May 28, 2020, by and between 1847 Asien Inc. and 1847 Partners LLC. (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on June 3, 2020)
10.6	Agreement of Sale of Future Receipts, dated May 28, 2019, by and between 1847 Asien Inc., Asien’s Appliance, Inc. and TVT Direct Funding LLC. (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on June 3, 2020)
99.1	Audited Financial Statements for the Years Ended December 31, 2019 and 2018
99.2	Unaudited Financial Statements for the Three Months Ended March 31, 2020 and 2019
99.3	Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: August 11, 2020	/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer

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